EXHIBIT 99.1

Report of Independent Accountants
on Applying Agreed-Upon Procedures,
dated November 27, 2019,
of Ernst & Young LLP (“Ernst & Young”),
with respect to certain agreed-upon procedures
performed by Ernst & Young

HA C-PACE 2019-1 Issuer LLC C-PACE Assessment Asset-Backed Notes Sample PACE Asset Agreed-Upon Procedures Report To: Hannon Armstrong Capital, LLC HA C-PACE 2019-1 Issuer LLC 27 November 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hannon Armstrong Capital, LLC
HA C-PACE 2019-1 Issuer LLC
1906 Towne Centre Boulevard, Suite 370
Annapolis, Maryland 21401

Re:	HA C-PACE 2019-1 Issuer LLC (the “Issuer”)

C-PACE Assessment Asset-Backed Notes (the “Notes”)

Sample PACE Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Hannon Armstrong Capital, LLC (“Hannon”), the Issuer, The United States Life Insurance Company in the City of New York (“United States Life Insurance Company”) and The Variable Annuity Life Insurance Company (“Variable Annuity Life Insurance Company,” together with Hannon, the Issuer and United States Life Insurance Company, the “Specified Parties”), solely to assist the Issuer with respect to certain information relating to a pool of commercial property assessed clean energy (“PACE”) assessments (the “PACE Assets”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Hannon, on behalf of the Issuer, provided us with:

a.	An electronic data file labeled “HA C-PACE 2019-1 Asset Summary AUP.10.24.19_Final_Vext.xlsm” and the corresponding record layout and decode information, as applicable (the “Data File”), that Hannon, on behalf of the Issuer, indicated contains information relating to certain commercial PACE assessments (“Initial PACE Assets”) as of 31 October 2019 (the “Cut-Off Date”) that are expected to be representative of the PACE Assets,
b.	An electronic data file labeled “Ad_Hoc_Schedules as of 10.31.19.xlsx” and the corresponding record layout and decode information, as applicable (the “Payment Data File”), that Hannon, on behalf of the Issuer, indicated contains information relating to the:
i.	Annual PACE payment,
ii.	Payment frequency (annual/semi) and
iii.	Payment dates (due to lender)

for each Sample PACE Asset (as defined in Attachment A),

c.	An electronic data file labeled “Cut-Off Date Assessment Amount - CAS Report Balance Tie Out.xlsx” and the corresponding record layout and decode information, as applicable (the “Assessment Amount Data File”), that Hannon, on behalf of the Issuer, indicated contains information relating to the Cut-Off Date assessment amount (as of 10/31/2019) for each Sample PACE Asset,
d.	Imaged copies of the:
i.	Asset summary review or other related documents (collectively and as applicable, the “ASR”),
ii.	Notice of assessment or other related documents (collectively and as applicable, the “Notice of Assessment”),
iii.	Appraisal Report or other related documents (collectively and as applicable, the “Appraisal”),
iv.	Certain printed screen shots or related ratings reports from Moody’s Investors Service, Inc. (the “Moody’s Rating Support”),
v.	Paying and collateral agency agreement or other related documents (collectively and as applicable, the “Bond Agent Agreement”) and
vi.	California property tax, Florida statutes, county tax collector property taxes or other related documents, (the “Property Tax Support,” together with the Payment Data File, Assessment Amount Data File, ASR, Notice of Assessment, Appraisal, Moody’s Rating Support and Bond Agent Agreement, the “Sources”),

as applicable, that Hannon, on behalf of the Issuer, indicated relate to each Sample PACE Asset,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
f.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Issuer is responsible for the Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us by Hannon, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Initial PACE Assets or PACE Assets (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Hannon, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the PACE Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the PACE Assets,
iii.	Whether the originator(s) of the PACE Assets complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the PACE Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

27 November 2019

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by Hannon, on behalf of the Issuer, we:
a.	Identified the 10 largest Initial PACE Assets on the Data File (each, a “Top 10 PACE Asset”), which we determined using the Cut-Off Date assessment amount (as of 10/31/2019), as shown on the Data File, and
b.	Randomly selected a sample of 10 Initial PACE Assets that was not a Top 10 PACE Asset from the Data File (the “Random Sample PACE Assets,” together with the Top 10 PACE Assets, the “Sample PACE Assets”).

For the purpose of this procedure, Hannon, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample PACE Assets or the methodology they instructed us to use to select the Sample PACE Assets from the Data File.

For the purpose of the procedures described in this report, the 20 Sample PACE Assets are referred to as Sample PACE Asset Numbers 1 through 20.

2.	For each Sample PACE Asset, we:

a.	Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by Hannon, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A and in the succeeding paragraph(s) of this Item. The Source(s) that we were instructed by Hannon, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

The Source(s) that Hannon, on behalf of the Issuer, instructed us to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Unless otherwise indicated in the notes to Exhibit 1 to Attachment A, where more than one Source is listed for a Sample Characteristic, Hannon, on behalf of the Issuer, instructed us to note agreement if the information on the Data File for the Sample Characteristic agreed with the corresponding information on at least one of the Sources that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics listed on Exhibit 1 to Attachment A.

Attachment A Page 2 of 2

2.	(continued)

b.	Observed that the Notice of Assessment contained information in the “prepayment” or “redemption,” as applicable, section that corresponds to the prepayment terms, as shown on the Data File, subject to the additional instruction provided by Hannon, on behalf of the Issuer, described in the succeeding paragraph(s).

For the purpose of this procedure, Hannon, on behalf of the Issuer, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Sources

Sample Characteristic	Source(s)	Note(s)
HASI loan identifier	ASR	i.
Property asset type	ASR
Assessment address	Notice of Assessment or ASR	ii.
State	Notice of Assessment or ASR	ii.
County	Notice of Assessment or ASR	ii.
County rating	Moody’s Rating Support	iii.
County rating source	Moody’s Rating Support	iii.
County rating as-of-date	Moody’s Rating Support	iii.
Original assessment amount	Notice of Assessment or ASR
Cut-Off Date assessment amount (as of 10/31/2019)	Assessment Amount Data File	iv.
PACE interest rate	Notice of Assessment or ASR
PACE nominal term (years)	Notice of Assessment or ASR
PACE lien to value (LTV at origination)	ASR	v.
Combined lien to value (CLTV at origination)	ASR	v., vi.
Annual PACE payment	Payment Data File and recalculation	vii.
ASR DSCR	ASR	iii.
Origination date	ASR
First scheduled payment date	Bond Agent Agreement or ASR
Maturity date	Bond Agent Agreement or ASR
Payment frequency (annual/semi)	Payment Data File	viii.
Most recent property value	Appraisal or ASR
Most recent valuation date	Appraisal or ASR
Mortgage debt at close	ASR and recalculation	ix.
Mortgage lender	ASR	ii., iii.
Tax roll date	Property Tax Support	iii., x.
Assessment payment dates due to tax authority	Property Tax Support	iii., x., xi.
Payment dates (due to lender)	Payment Data File	x., xi.

Exhibit 1 to Attachment A Page 2 of 3

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to not compare values of “NR,” <blank>, “N/A,” “Not Required” or “Private Individual,” as applicable, as shown on the Data File.

iv.	For the purpose of comparing the Cut-Off Date assessment amount (as of 10/31/2019) Sample Characteristic for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to use the “1655 / Investments Available for Sale – Gross,” as shown on the Assessment Amount Data File.

v.	For the purpose of comparing the indicated Sample Characteristics for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to note agreement if the value, as shown on the Data File, rounded to the second decimal place (XX.XX%) agreed with the corresponding value, as shown on the Source.

vi.	For the purpose of comparing the combined lien to value (CLTV at origination) Sample Characteristic for each Sample PACE Asset with a mortgage debt at close value of “0,” as shown on the Data File, Hannon, on behalf of the Issuer, instructed us to use the PACE lien to value (LTV at origination), as shown on the ASR (and in accordance with any other applicable note(s)).

vii.	For the purpose of comparing the annual PACE payment Sample Characteristic for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to recalculate the annual PACE payment by adding each payment, as shown on the Payment Data File, corresponding to such Sample PACE Asset.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

viii.	For the purpose of comparing the payment frequency (annual/semi) Sample Characteristic for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to note agreement with a payment frequency (annual/semi) value of:
a.	“Semi,” as shown on the Data File, for Sample PACE Assets with two payments, as shown on the Payment Data File, and
b.	“Annual,” as shown on the Data File, for Sample PACE Assets with one payment, as shown on the Payment Data File.

ix.	For the purpose of comparing the mortgage debt at close Sample Characteristic for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to:
a.	Recalculate the mortgage debt at close as the sum of:
(1)	CRE Mortgage and
(2)	504 Program Debt, if applicable,

both as shown on the ASR, and

b.	Ignore differences of +/- $1.00 or less.

x.	For the purpose of comparing the indicated Sample Characteristics for each Sample PACE Asset, Hannon, on behalf of the Issuer, instructed us to note agreement if the month and day of the indicated Sample Characteristic, as shown on the Data File, agreed with the month and day of the corresponding value, as shown on the applicable Source (and in accordance with any other applicable note(s)).

xi.	For the purpose of comparing the indicated Sample Characteristics for each Sample PACE Asset with a payment frequency (annual/semi) value of “Semi,” as shown on the Data File, Hannon, on behalf of the Issuer, instructed us compare each date, as shown on the Data File, to the applicable Source (and in accordance with any other applicable note(s)).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Hannon, on behalf of the Issuer, described in the notes above.